INTELLIGENT FINGERPRINTING LIMITED ACQUISITION	12 Months Ended
Jun. 30, 2023
Intelligent Fingerprinting Limited Acquisition
INTELLIGENT FINGERPRINTING LIMITED ACQUISITION

NOTE 5. INTELLIGENT FINGERPRINTING LIMITED ACQUISITION

On October 4, 2022, INBS acquired 100% of the outstanding shares of Intelligent Fingerprinting Limited (IFP), a company registered in England and Wales, pursuant to a Share Exchange Agreement, dated October 4, 2022 (the “Share Exchange Agreement”) by and among IFP, the holders of all of the issued shares in the capital of IFP (the “IFP Sellers”) and a representative of the IFP Sellers. IFP owns a portfolio of intellectual property for diagnostic tests and associated technologies, including drug testing through the analysis of fingerprint sweat. The acquisition of IFP has expanded the Company’s platform of rapid, non-invasive diagnostic testing technologies.

The table below summarizes the fair value of the consideration transferred in the acquisition (pre-Reverse Stock Split basis):

Purchase consideration	Amount
Cash	$363,500
Note receivable settled for business acquisition	504,938
Common Stock - 2,963,091 shares @ $0.5502 / share	1,630,293
Series C Preferred Stock (base) - 2,363,003 shares @ 3 x $0.5502 / share	3,900,373
Series C Preferred Stock (holdback) - 500,000 shares @ 3 x $0.5502 / share	825,300
Total purchase price	$7,224,404

Pursuant to the Share Exchange Agreement, the Company acquired from the IFP Sellers all of the issued and outstanding shares in the capital stock of IFP, and as consideration therefor, the Company issued and sold to the IFP Sellers upon the closing of the IFP Acquisition (the “IFP Closing”) an aggregate number of 148,183 (as adjusted for reverse stock split) shares of the Company’s common stock, and (ii) 2,363,003 shares of the Company’s Series C Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”).

Up to an additional 1,649,273 shares of Series C Preferred Stock have been reserved for potential future issuance by the Company, consisting of (i) 500,000 shares of Series C Preferred Stock, that are being held back from the IFP Sellers for one year after the IFP Closing to secure potential indemnification claims by the Company against the IFP Sellers and (ii) 1,149,273 shares of Series C Preferred Stock to certain lenders to IFP (the “IFP Lenders”). Each share of Series C Preferred Stock is convertible into 0.15 shares of Common Stock (subject to adjustment upon the occurrence of specified events), contingent upon approval by the Company’s stockholders.

Effective contemporaneously with the IFP Closing, the Company entered into an amendment to the bridge facility agreement between the Company and IFP, dated as of June 16, 2022, pursuant to which, among other things, the $504,938 (including accrued interest) loan from the Company to IFP that will remain outstanding following the date of the IFP Closing until the second anniversary of the date of the IFP Closing (the “Company-IFP Loan Agreement”).

The loan receivable from IFP of $504,938 as of October 4, 2022, was treated as a cash consideration in accordance with ASC 805, Business Combinations (“ASC 805”).

The Company entered into various loan agreements in the aggregate amount of $1,425,307 (£1,254,270), including accrued interest, pursuant to which IFP is the borrower and the Company became a guarantor of IFP’s obligations thereunder (the “IFP Loan Agreements” and, together with the Company-IFP Loan Agreement, the “Loan Agreements”). Under the Loan Agreements, the loans thereunder remained outstanding following the IFP Closing and (x) the loans and certain accrued interest will convert into shares of IFP, which shares of IFP will be immediately transferred to the Company in exchange for shares of Series C Preferred Stock that are convertible into common stock (as set forth in the Share Exchange Agreement) following approval of the Company Stockholder Approval Matters (defined below) or (y) the loans and certain accrued interest will become repayable on the second anniversary of the date of the IFP Closing. The loans bear interest at 17% per annum on a compounded basis, increasing to 22% per annum on a compounded basis with effect from the date that falls 12 months following the date of the IFP Closing, if the Company Stockholder Approval Matters have not been approved by the Company’s stockholders by such date. The “Company Stockholder Approval Matters” means the approval by the Company’s stockholders of (i) the conversion of the Series C Preferred Stock into common stock and (ii) any amendments to, or adoption of, any option or warrant plans to give effect to the transactions contemplated under the Share Exchange Agreement.

Each share of Series C Preferred Stock (other than the IFP Lender Preferred Shares) would automatically convert into common stock upon approval of the Company’s stockholders of the conversion of Series C Preferred Stock into common stock, and each IFP Lender Preferred Share would convert into common stock at the option of the applicable holder of such IFP Lender Preferred Shares following approval of the Company’s stockholders of the conversion of Series C Preferred Stock into common stock. In the event Company stockholder approval is not received, the convertible notes and accrued interest would remain outstanding. The number of shares of common stock into which the Series C Preferred Stock is convertible is subject to adjustment in the case of any stock dividend, stock split, combinations, or other similar recapitalization with respect to the common stock.

The rights, preferences and privileges of the Series C Preferred Stock are set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock that the Company filed with the Secretary of State of the State of Delaware on October 4, 2022, as further described below (the “Series C Certificate of Designation”).

The Series C Preferred Stock does not have any voting rights (other than as required by law) and does not carry dividends or a liquidation preference. Each share of Series C Preferred Stock was initially convertible into 3 shares of common stock, subject to adjustment as noted above. Following the effectiveness of the 1-for-20 Reverse Stock Split effective on February 9, 2023, each share of Series C Preferred Stock is convertible into 0.15 shares of common stock. The loan receivable from IFP of $504,938 as of October 4, 2022, was treated as a cash consideration in accordance with ASC 805. See Note 14 for further information and disclosures relating to the conversion of the Series C Preferred Stock.

The Company incurred $806,397 of equity issuance costs in relation to issuing common and Series C Preferred Stock to acquire IFP. These costs were recognized as a reduction to additional paid-in capital on the condensed consolidated balance sheets.

On May 8, 2023, at a special meeting of the Company’s stockholders (the “Special Meeting”), the last of the remaining Company Stockholder Approval Matters were approved when the Company’s stockholders approved the full conversion of all Series C Preferred Stock and an increase in the number of shares authorized for issuance under the 2019 Long Term Incentive Plan (“2019 Plan” or the “Plan”). Subsequently, effective as of May 10, 2023, all 3,512,277 shares of outstanding Series C Preferred Stock (which included the 1,149,273 Lender Preferred Shares, but not the 500,000 Closing Holdback Shares (which are not deemed outstanding)) were converted into an aggregate of 526,818 shares of common stock.

The 500,000 Closing Holdback Shares (consisting of Series C Preferred Stock) are being held back from issuance to the IFP Sellers for one year after the IFP Closing in order to secure potential indemnification claims by the Company against the IFP Sellers. These Closing Holdback Shares, which are not deemed outstanding, are currently convertible into approximately 75,000 shares of common stock (subject to rounding for fractional shares).

The allocation of the purchase price of IFP to the assets acquired and liabilities assumed, based on their relative fair values, is as follows:

Allocation of purchase consideration	Amount
Assets:
Cash and cash equivalents	$174,481
Inventory	774,625
Other current assets	345,038
Property and Equipment	52,170
Intangible assets	5,463,000
Goodwill	3,803,293
Total assets acquired	10,612,607
Liabilities:
Accounts payable and accrued expenses	(1,027,302)
Notes payable	(677,137)
Convertible notes payable	(1,683,764)
Total liabilities assumed	(3,388,203)
Net assets	$7,224,404

Acquired intangible assets of $5,463,000 include technology of $5,119,000 (which is estimated to have a useful life of 7 years), customer relationships of $252,000 (which are estimated to have a useful life of 3 years), and trade names and trademarks of $92,000 (which are estimated to have an indefinite useful life). The value assigned to technology was determined using the multi-period excess earnings methodology under the income approach, the customer relationships was valued using the distributor method under the income approach, and the trade name and trademarks was valued using the relief from royalty method.

The acquisition produced $3,803,293 of goodwill, which has been assigned to the IFPG reporting unit. The goodwill is attributable to a combination of IFP’s assembled workforce and other product and operating synergies. Goodwill arising from the IFP Acquisition is not deductible for tax purposes. During the year ended June 30, 2023, the full amount of goodwill was impaired. Refer to Note 3, summary of significant accounting policies, and Note 10, goodwill and other intangible assets for further information.

Transaction costs, except for the equity issuance costs discussed above, were not material and are included in Selling, general and administrative expenses on the Company’s consolidated statement of operations.

Intangible assets acquired from IFP were remeasured at June 30, 2023 using the applicable spot rate.

From the closing date of the IFP Acquisition through June 30, 2023, the Company recognized approximately $1,256,872 in revenue and $5,131,628 in net loss relating to IFP, which included goodwill impairment of $4,158,670, amortization of $805,764 for acquired intangible assets and fair value gain on revaluation of convertible notes for $1,537,565. In addition, the Series C Preferred Stock holdback which has been treated as deferred consideration, was revalued as of June 30, 2023, and resulted in a revaluation gain of $616,800.

Pro-Forma Results of Operations

The following unaudited pro-forma consolidated results of operations for the year ended June 30, 2023 and 2022, respectively, have been prepared as if the acquisition of IFP had occurred on July 1, 2021, and includes adjustments for amortization related to the valuation of acquired intangibles:

	Year Ended June 30, 2023		Year Ended June 30, 2022
	Reported	Pro forma	As Reported	Pro Forma
Revenue	$1,256,872	$1,604,358	$—	$1,564,224
Net loss	(10,664,555)	(11,906,109)	(8,333,976)	(12,248,340)
Net loss attributable to Intelligent Bio Solutions Inc.	(10,631,720)	(11,873,274)	(8,306,051)	(12,220,415)
Net loss per share, basic and diluted	(10.58)	(11.82)	(11.33)	(13.51)